UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

COVIDIEN LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Front Street

Hamilton, HM 12 Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-298-2480

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to Five-Year Senior Credit Agreement

On March 27, 2009, Covidien Ltd. (the “Company”) and Covidien International Finance S.A., a subsidiary of the Company, various Lenders and Citibank, N.A., as administrative agent, entered into Amendment No. 2 to the existing Five-Year Senior Credit Agreement, dated as of April 25, 2007, and amended on November 6, 2007 (the “ Original Credit Agreement”). Pursuant to Amendment No. 2 to the Original Credit Agreement, the parties thereto agreed to amend the Original Credit Agreement by entering into an Amended and Restated Credit Agreement if and when the Company effects a proposed reorganization in Ireland.

Amendment No. 2 to the Original Credit Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 2 to Five-Year Senior Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ John W. Kapples
John W. Kapples,
Vice President and Secretary

Date: March 31, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Name
10.1	Amendment No. 2 to Five-Year Senior Credit Agreement